UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment and Restatement of Share Repurchase Program (Class C Common Stock)

On July 28, 2021, with the authorization of the board of directors (the “Board”), Modiv Inc. (the “Company”) amended and restated its Share Repurchase Program (Class C Common Stock) (the “Class C SRP”) in order to make ministerial changes to eliminate stock holding periods that are no longer applicable and to correct references to applicable offering documents.

The foregoing summary of the Amended and Restated Share Repurchase Program (Class C Common Stock) does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Share Repurchase Program (Class C Common Stock), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Indemnification Agreement

As previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 8, 2021, the Company filed Articles of Amendment and Restatement (the “Articles”) with the Maryland State Department of Assessments and Taxation on July 7, 2021, which Articles amended the Company’s charter to (a) remove or revise certain limitations required by the North American Securities Administrators Association and revise or make other conforming and ministerial changes, (b) revise the charter to bring it more in line with those of publicly-listed companies; (c) revise the charter to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder; and (d) revise the charter to permit redemptions of accounts with de minimis holdings.

On July 28, 2021, the Board approved the form of Indemnification Agreement for directors and officers to conform with the Articles, which form of Indemnification Agreement removes or revises certain indemnification and limitation of liability provisions required by the North American Securities Administrators Association contained in the existing Indemnification Agreements between the Company and each of its directors and officers.  The Company’s directors and officers are expected to enter into new Indemnification Agreements using the new form of Indemnification Agreement.

The foregoing summary of the form of Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws

On July 28, 2021, the Company’s bylaws (the “Bylaws”), were amended and restated (the “Bylaws Amendment”) to make changes to conform the provisions of the Bylaws with the revisions to the Company’s charter that were made pursuant to the Articles. These changes include (a) increasing the threshold for stockholders of the Company to call a special meeting from the prior threshold of 10% to a majority of the Company’s stockholders, (b) clarifying procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (i) delivery and contents of the initial notices from stockholders requesting a special meeting, (ii) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (iii) revocation of requests for special stockholders meetings and (iv) verifying the validity of a stockholder request for a special meeting, (c) providing that directors are elected by a plurality of the votes cast at a meeting in which directors are being elected, instead of requiring the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote who are present in person or by proxy at a meeting in which directors are being elected, (d) developing the advance notice provisions for stockholder nominations for director and stockholder business proposals, including expanding the information required to be disclosed by the stockholder making the proposal, any proposed nominees for director and any persons controlling, or acting in concert with, such stockholder and requiring a stockholder proponent to appear in person or by proxy at the applicable meeting to present each nominee for election as a director or the proposed business, as the case may be, (e) providing that stockholders may participate in a meeting of stockholders by means of conference telephone or other communications equipment and that a stockholder meeting may be held not in a physical location but by means of remote communications (i.e., a virtual meeting); (f) providing that the minimum number of directors shall be one, instead of three, (g) removing the requirement that only independent directors may nominate a replacement of an independent director, (h) deleting the requirement that a majority of the members of each committee of the Board be independent directors, (i) requiring (unless the Company consents in writing to the selection of an alternative forum) that any of the following five types of litigation be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division): (i) an Internal Corporate Claim (as defined in the Maryland General Corporation Law); (ii) a derivative lawsuit; (iii) an action asserting breach of fiduciary duty; (iv) an action pursuant to any provision of the Maryland General Corporation Law; and (iv) an action asserting a claim governed by the internal affairs doctrine, and (j) requiring (unless the Board agrees otherwise) all causes of action arising under the Securities Act of 1933, as amended, to be brought in the federal district courts of the United States of America.

The foregoing summary of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

Press Release

On August 2, 2021, the Company issued a press release announcing three real estate transactions in Texas which were completed during June and July of 2021, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01 disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Modiv Inc. Amended and Restated Bylaws

4.1	Amended and Restated Share Repurchase Program (Class C Common Stock)

10.1	Form of Director and Officer Indemnification Agreement

99.1	Modiv Inc. Press Release dated August 2, 2021 announcing Texas transactions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC.

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: August 2, 2021